UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 25, 2007
FOUNDRY NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26689 (Commission File Number)	77-0431154 (IRS Employer Identification No.)
4980 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices) (Zip Code)

(408) 207-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On January 25, 2007, Foundry Networks, Inc. (the “Company”) received a letter from The Nasdaq Stock Market, stating that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) has stayed the previously reported December 12, 2006 decision of the Nasdaq Listing Qualifications Panel (the “Panel”) and any future Panel determinations to suspend the Company’s securities from trading, pending further action by the Listing Council.
     While there can be no assurance that the Company will become compliant with Nasdaq requirements that it file its periodic reports and restatement before the Listing Council takes any action lifting the stay, the Company continues to work diligently to do so.
     The Company issued a press release on January 29, 2007 concerning this determination, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Foundry Networks, Inc. dated January 29, 2007, entitled “Foundry Networks Receives Stay of Nasdaq Delisting Decision Pending Appeal.”

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2007	FOUNDRY NETWORKS, INC.
	By:	/s/ Daniel W. Fairfax
Daniel W. Fairfax
Vice President, Finance and Administration, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX
     99.1 Press Release of Foundry Networks, Inc. dated January 29, 2007, entitled “Foundry Network Receives Stay of Nasdaq Delisting Decision Pending Appeal.”

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